                                 SCHWABFUNDS(R)


                                     SCHWAB
                                   ANALYTICS
                                    FUND(TM)





Semi-Annual Report
April 30, 1997

                  Dear Shareholder,

[PHOTO OF         With the support of investors like you, SchwabFunds(R)
CHARLES           continues to be among the largest and fastest-growing mutual
R. SCHWAB]        fund complexes in the nation. Charles Schwab Investment
                  Management, Inc. (CSIM) manages over $47 billion in assets for more than 2.5 million SchwabFunds shareholders. Today, CSIM offers investors 30 funds spanning a spectrum of financial markets and investing styles. You'll find in-depth information on the performance of your SchwabFunds investment in the following pages.

LONG-TERM INVESTMENT STRATEGIES

When it comes to investing, patience is a virtue. Given the recent market volatility, it is important to maintain the discipline to adhere to your asset allocation plan and to ensure you have a diversified investment portfolio. We created the SchwabFunds Family to offer time-tested strategies for long-term
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employed by our index funds can help you retain more of what your investments earn.

COMMITMENT TO VALUE

In our ongoing commitment to provide cost-efficient ways for you to invest, we recently reduced the operating expense ratios and introduced a new class of
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EXPANDING CHANNELS OF COMMUNICATION

If you're among the millions of people exploring the Internet, I encourage you
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and the effects of those trends on fund performance.

Thank you for placing your trust in SchwabFunds. We will continue to explore new strategies to help meet your investment needs and to provide you with timely information on SchwabFunds.


                                             /s/ Charles R. Schwab
                                             Charles R. Schwab

                                                KEEP YOUR
                                                MONEY WORKING
                                                HARDER!
                                                ----------------------------
                                                USE THIS ENVELOPE TO EASILY
                                                ADD TO YOUR SCHWAB FUNDS.
CHARLES SCHWAB

WE'VE MADE IT EASIER FOR YOU! TAKE ADVANTAGE OF THIS OPPORTUNITY TO ADD TO YOUR SCHWABFUNDS(R) INVESTMENT.

Now, you can add to your account by using this convenient Schwab investment
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DON'T DELAY. USE THIS CONVENIENT INVESTMENT ENVELOPE AND SEND YOUR CHECK TODAY!

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________________________________________________________________________________
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[ ] Check here if you would like more investment coupons for future use.

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                             __________-__________
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Please indicate to which SchwabFund your investment should go:

[ ] Schwab S&P 500 Fund
[ ] Schwab Small-Cap Index Fund(R)
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[ ] Schwab Analytics Fund(TM)
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[ ] Schwab OneSource Portfolios - Growth Allocation
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[ ] Schwab Asset Director(R) - High Growth Fund
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[ ] Schwab Asset Director(R) - Conservative Growth Fund

IF NO FUND IS INDICATED, YOUR INVESTMENT WILL GO INTO THE SWEEP ACCOUNT YOU'VE DESIGNATED.

*This envelope may not be used for initial investments. Subsequent investment minimum is $100.

(C) 1997 Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE Printed on recycled paper. TF4794C(5/97) CRS 20061

(LIFT HERE FOR MORE INFORMATION)

CHARLES SCHWAB

JUST FOLLOW THESE EASY STEPS TO INVEST IN YOUR SCHWABFUNDS(R) ACCOUNT:

1. Fill out the Schwab investment coupon completely, including your name, account number, amount of your check and signature. Please use one coupon for each account.

2. Make your check payable to CHARLES SCHWAB & CO., INC., and enclose your check with the completed coupon in this postage-paid envelope.

3. Then just drop your SchwabFunds investment envelope in the mail today - and start putting your money to work. If you have any questions, don't hesitate to call 1-800-2 NO-LOAD.


This envelope is intended for shareholders who have already received a current SchwabFunds prospectus.

ATTN: Dept. AIP333-4                                       NO POSTAGE
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        SAN FRANCISCO  CA 94120-9419

     TABLE OF CONTENTS

     A WORD FROM SCHWABFUNDS(R) .....................................   2
     FUND PERFORMANCE ...............................................   3
     FUND HOLDINGS ..................................................   4
     THE PORTFOLIO MANAGEMENT TEAM ..................................   6
     MARKET OVERVIEW ................................................   7
     QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM .....................  12
     FINANCIAL STATEMENTS AND NOTES .................................  16

A WORD FROM SCHWABFUNDS(R)

We are pleased to provide to you the semi-annual report for the Schwab Analytics Fund(TM) (the Fund) for the six-month period ended April 30, 1997. The Fund's investment objective is to achieve long-term capital growth. While the Fund seeks to maintain broad industry diversification similar to that of the Standard & Poor's 500(R) Index (the S&P 500 Index), it also uses quantitative techniques and proprietary software models to select stocks that have superior growth potential. By doing so, the Fund seeks to outperform the S&P 500 Index over the long term without significantly increasing risk to the investor.

The Schwab Analytics Fund has experienced steady growth in both assets and number of shareholders in its first 10 months. Net assets have risen over 55% from $76 million to approximately $118 million since the Fund's inception on July 1, 1996. The number of shareholders in the Fund increased from 12,000 to over 15,000.

We invite you to call our special toll-free line for shareholders at 1-888-9 NO-LOAD (1-888-966-5623), which provides monthly updates on top holdings and market commentary from the portfolio management team.


NET ASSET VALUE (NAV) IN $

   10/31/96                                                 11.01

   4/30/97                                                  11.87

   Change                                                    0.86

FUND PERFORMANCE

The table below compares total returns for various periods ended April 30, 1997 for the Schwab Analytics Fund(TM), the S&P 500(R) Index and the average growth fund.1 The S&P 500 Index includes 500 large market capitalization stocks as determined by the Standard & Poor's Index Committee. They are chosen for market size, liquidity, and industry group representation. The Schwab Analytics Fund seeks to maintain broad industry diversification similar to that of the S&P 500 Index but strives to outperform the Index over the long term.

                                  TOTAL RETURNS

--------------------------------------------------------------------------------
                                                          Cumulative Since
                                   Six-Month           Fund Inception (7/1/96)
--------------------------------------------------------------------------------
Schwab Analytics Fund                9.73%                     20.81%

S&P 500 Index                       14.71%                     21.53%

Average Growth Fund 1                4.63%                      8.44%

As of March 31, 1997, the six-month and cumulative since fund inception total returns were 6.28% and 12.87%, respectively, for the Schwab Analytics Fund.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The Investment Manager and Schwab waived a portion of their fees during the reporting period, and have guaranteed that maximum total operating expenses will not exceed 0.75% through at least 2/28/98. Without fee waivers and guarantees, for the period ended 4/30/97, the Fund's six-month and cumulative since fund inception total returns would have been 9.55% and 20.35%, respectively. Without fee waivers and guarantees, for the period ended 3/31/97, the Fund's six-month and cumulative since fund inception total returns would have been 6.05% and 12.44%, respectively. Indices are unmanaged and unlike the Fund, do not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.


1 Source: Morningstar, Inc. Average for 1,041 growth funds for the period from 7/1/96 through 4/30/97.

FUND HOLDINGS 2
(AS OF APRIL 30, 1997)

The Schwab Analytics Fund(TM) invests primarily in the common stocks of publicly traded U.S. companies with market capitalization greater than $500 million. Following is a list of the Fund's ten largest holdings and a chart showing the economic sectors in which the Fund is invested.


TOP TEN HOLDINGS AS A
PERCENTAGE OF FUND INVESTMENTS


   INVESTMENT                                                   %

   General Electric Co.                                     4.31

   Bristol-Myers Squibb Co.                                 4.17

   Intel Corp.                                              4.06

   BellSouth Corp.                                          3.50

   Coca-Cola Co.                                            2.89

   Campbell Soup Co.                                        2.41

   Merck & Co., Inc.                                        2.35

   Compaq Computer Corp.                                    2.35

   Bell Atlantic Corp.                                      2.33

   Microsoft Corp.                                          2.27

   TOTAL                                                   30.64%

2 This information is not indicative of the Fund's asset mix or holdings after April 30, 1997. A complete listing of the Fund's portfolio holdings as of April 30, 1997 can be found in the Statement of Net Assets section of this report. While the Statement of Net Assets presents information as a percentage of the Fund's net assets, information is shown here as a percentage of the Fund's investments.

                           SCHWAB ANALYTICS FUND(TM)
                        ECONOMIC SECTOR DIVERSIFICATION
                                  [PIE CHART]

Utilities                            8.87%
Capital Goods                        6.82%
Consumer Non-Durables               34.76%
Energy                               7.79%
Finance                             17.12%
Materials & Services                 6.84%
Technology                          16.61%
Transportation                       1.19%

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD - Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Fund's portfolio. Steve joined Charles Schwab Investment Management, Inc. (CSIM) as Vice President and Portfolio Manager in 1991, and was promoted to his current position in 1993. Prior to joining CSIM, Steve was the Vice President and Portfolio Manager at Federated Investors.

GERI HOM - Vice President and Senior Portfolio Manager, has primary supervisory responsibility over day-to-day management of the Fund. She joined CSIM in 1995 and was promoted to her current position in December 1996. She currently manages approximately $4 billion in assets. Prior to joining CSIM, Geri was a Principal for Wells Fargo Nikko Investment Advisors and Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

PRAVEEN GOTTIPALLI - Portfolio Manager, is Director of Investments for Symphony Asset Management (Symphony), the Fund's Sub-Adviser. He joined Symphony in May 1994. Prior to that, he was Director of the Active Strategies Group of BARRA, Inc. Symphony, a wholly owned subsidiary of BARRA, Inc., serves as Sub-Adviser to the Fund. BARRA, founded in 1975, provides innovative analytical models, software, and services. Symphony, subject to the supervision of CSIM, provides investment assistance and day-to-day management of the Fund's non-cash investments, as well as investment research and statistical information.

The following market overview and answers to questions are provided by the Portfolio Management Team.

MARKET OVERVIEW


                              REAL GDP GROWTH RATE

                                  [BAR GRAPH]

                                    Real GDP

Real Gross Domestic Product
Chain Weighted
Percent change from preceeding quarter, seasonally adjusted at annual rates
Source: Bloomberg

                                               Real GDP
                                Q1 1990          4.1%
                                Q2 1990          1.3%
                                Q3 1990         -1.9%
                                Q4 1990         -4.1%
                                Q1 1991         -2.2%
                                Q2 1991          1.7%
                                Q3 1991          1.0%
                                Q4 1991          1.0%
                                Q1 1992          4.7%
                                Q2 1992          2.5%
                                Q3 1992          3.0%
                                Q4 1992          4.3%
                                Q1 1993         -0.1%
                                Q2 1993          1.9%
                                Q3 1993          2.3%
                                Q4 1993          4.8%
                                Q1 1994          2.5%
                                Q2 1994          4.9%
                                Q3 1994          3.5%
                                Q4 1994          3.0%
                                Q1 1995          0.4%
                                Q2 1995          0.7%
                                Q3 1995          3.8%
                                Q4 1995          0.3%
                                Q1 1996          2.0%
                                Q2 1996          4.7%
                                Q3 1996          2.1%
                                Q4 1996          3.8%
                                Q1 1997          5.8%

- The economy continued to expand at a healthy rate during the reporting period. The GDP growth rate was 3.2% for the 1996 calendar year and a very strong 5.8% for the first quarter of 1997 -- the highest level since the fourth quarter of 1987.

- These strong growth rates resulted in a focus on the apparent strength of the economy, its potential impact on future inflation, and the potential for more restrictive Federal Reserve policy.

- At the time of this writing, the economy appears to be on track for moderate growth, continuing the six-year expansion which began in 1991.

                             U.S. UNEMPLOYMENT RATE

                                  [LINE GRAPH]

                                Jan-90          5.3%
                                Feb-90          5.3%
                                Mar-90          5.2%
                                Apr-90          5.4%
                                May-90          5.3%
                                Jun-90          5.1%
                                Jul-90          5.4%
                                Aug-90          5.6%
                                Sep-90          5.7%
                                Oct-90          5.8%
                                Nov-90          6.0%
                                Dec-90          6.2%
                                Jan-91          6.3%
                                Feb-91          6.5%
                                Mar-91          6.8%
                                Apr-91          6.6%
                                May-91          6.8%
                                Jun-91          6.8%
                                Jul-91          6.7%
                                Aug-91          6.8%
                                Sep-91          6.8%
                                Oct-91          6.9%
                                Nov-91          6.9%
                                Dec-91          7.1%
                                Jan-92          7.1%
                                Feb-92          7.3%
                                Mar-92          7.3%
                                Apr-92          7.3%
                                May-92          7.4%
                                Jun-92          7.7%
                                Jul-92          7.6%
                                Aug-92          7.6%
                                Sep-92          7.5%
                                Oct-92          7.4%
                                Nov-92          7.3%
                                Dec-92          7.3%
                                Jan-93          7.1%
                                Feb-93          7.0%
                                Mar-93          7.0%
                                Apr-93          7.0%
                                May-93          6.9%
                                Jun-93          6.9%
                                Jul-93          6.8%
                                Aug-93          6.7%
                                Sep-93          6.7%
                                Oct-93          6.7%
                                Nov-93          6.5%
                                Dec-93          6.4%
                                Jan-94          6.7%
                                Feb-94          6.6%
                                Mar-94          6.5%
                                Apr-94          6.4%
                                May-94          6.0%
                                Jun-94          6.0%
                                Jul-94          6.1%
                                Aug-94          6.1%
                                Sep-94          5.9%
                                Oct-94          5.6%
                                Nov-94          5.6%
                                Dec-94          5.4%
                                Jan-95          5.6%
                                Feb-95          5.4%
                                Mar-95          5.8%
                                Apr-95          5.7%
                                May-95          5.7%
                                Jun-95          5.6%
                                Jul-95          5.7%
                                Aug-95          5.3%
                                Sep-95          5.6%
                                Oct-95          5.5%
                                Nov-95          5.6%
                                Dec-95          5.6%
                                Jan-96          5.8%
                                Feb-96          5.5%
                                Mar-96          5.6%
                                Apr-96          5.4%
                                May-96          5.6%
                                Jun-96          5.3%
                                Jul-96          5.4%
                                Aug-96          5.1%
                                Sep-96          5.2%
                                Oct-96          5.2%
                                Nov-96          5.3%
                                Dec-96          5.3%
                                Jan-97          5.4%
                                Feb-97          5.3%
                                Mar-97          5.2%
                                Apr-97          4.9%

* Source: Bloomberg

- The unemployment rate during 1996 remained near its lows for the decade, and declined further to 4.9% in April 1997, the lowest rate since December 1973. Many economists have questioned how long such low levels of unemployment can continue without generating inflationary pressures on wages and, ultimately, prices.

                             MEASURES OF INFLATION

                                  [BAR GRAPH]

                                    CPI&ECI

Consumer Price Index - All Items YOY % Change

Employment Cost Index SA (includes both wages and salaries and benefits components) - YOY % Change

Source: Bloomberg L.P.

RED = DATA INPUTS

                     Data for Graph
           ----------------------------------

              Monthly            Quarterly
           Consumer Price     Employment Cost
            Index - YOY %      Index - YOY %
               Change             Change
           ----------------------------------------
Jan-90          5.2%               5.3%
Feb-90          5.3%               5.3%
Mar-90          5.2%               5.3%
Apr-90          4.7%               5.4%
May-90          4.4%               5.4%
Jun-90          4.7%               5.4%
Jul-90          4.8%               5.1%
Aug-90          5.6%               5.1%
Sep-90          6.2%               5.1%
Oct-90          6.3%               4.8%
Nov-90          6.3%               4.8%
Dec-90          6.1%               4.8%
Jan-91          5.7%               4.6%
Feb-91          5.3%               4.6%
Mar-91          4.9%               4.6%
Apr-91          4.9%               4.5%
May-91          5.0%               4.5%
Jun-91          4.7%               4.5%
Jul-91          4.4%               4.3%
Aug-91          3.8%               4.3%
Sep-91          3.4%               4.3%
Oct-91          2.9%               4.2%
Nov-91          3.0%               4.2%
Dec-91          3.1%               4.2%
Jan-92          2.6%               4.1%
Feb-92          2.8%               4.1%
Mar-92          3.2%               4.1%
Apr-92          3.2%               3.5%
May-92          3.0%               3.5%
Jun-92          3.1%               3.5%
Jul-92          3.2%               3.4%
Aug-92          3.1%               3.4%
Sep-92          3.0%               3.4%
Oct-92          3.2%               3.5%
Nov-92          3.0%               3.5%
Dec-92          2.9%               3.5%
Jan-93          3.3%               3.4%
Feb-93          3.2%               3.4%
Mar-93          3.1%               3.4%
Apr-93          3.2%               3.6%
May-93          3.2%               3.6%
Jun-93          3.0%               3.6%
Jul-93          2.8%               3.6%
Aug-93          2.8%               3.6%
Sep-93          2.7%               3.6%
Oct-93          2.8%               3.4%
Nov-93          2.7%               3.4%
Dec-93          2.7%               3.4%
Jan-94          2.5%               3.2%
Feb-94          2.5%               3.2%
Mar-94          2.5%               3.2%
Apr-94          2.4%               3.1%
May-94          2.3%               3.1%
Jun-94          2.5%               3.1%
Jul-94          2.8%               3.1%
Aug-94          2.9%               3.1%
Sep-94          3.0%               3.1%
Oct-94          2.6%               3.0%
Nov-94          2.7%               3.0%
Dec-94          2.7%               3.0%
Jan-95          2.8%               3.0%
Feb-95          2.9%               3.0%
Mar-95          2.9%               3.0%
Apr-95          3.1%               3.0%
May-95          3.2%               3.0%
Jun-95          3.0%               3.0%
Jul-95          2.8%               2.8%
Aug-95          2.6%               2.8%
Sep-95          2.5%               2.8%
Oct-95          2.8%               2.8%
Nov-95          2.6%               2.8%
Dec-95          2.5%               2.8%
Jan-96          2.7%               2.9%
Feb-96          2.7%               2.9%
Mar-96          2.8%               2.9%
Apr-96          2.9%               2.9%
May-96          2.9%               2.9%
Jun-96          2.8%               2.9%
Jul-96          3.0%               2.9%
Aug-96          2.9%               2.9%
Sep-96          3.0%               2.9%
Oct-96          3.0%               3.0%
Nov-96          3.3%               3.0%
Dec-96          3.3%               3.0%
Jan-97          3.0%               2.8%
Feb-97          3.0%               2.8%
Mar-97          2.8%               2.8%
Apr-97          2.5%

- Both the Employment Cost Index and Consumer Price Index (CPI) remained in check throughout 1996 as well as the first quarter of 1997, reflecting continued low levels of inflation.

- CPI rose 3.3% in 1996, the highest annual rate since 1990. However, the core rate (which excludes the more volatile food and energy components) rose just 2.6%, the lowest rate since 1965.

- The Federal Reserve has indicated its belief that the economy remains at risk to inflation and that it is poised to act preemptively by raising interest rates if necessary. The Federal Reserve did take action in March, increasing the Fed Funds Rate by 0.25% to 5.50%.

                 TOTAL RETURN OF A HYPOTHETICAL DOLLAR INVESTED
                          IN FOUR BROAD MARKET INDICES

                                  [LINE GRAPH]

                            TOTAL RETURN PERFORMANCE

                                  PLOT POINTS

                   Growth of a $ Investment
                                              Lehman
                                                MF
                     Schwab       Schwab      General
                    Small Cap   Internation   US Govt.
         S&P 500      Index      al Index      Index
         -------    ---------   -----------   --------
          $1.000     $1.000       $1.000       $1.000
Nov-96    $1.076     $1.040       $1.046       $1.017
Dec-96    $1.054     $1.059       $1.037       $1.007
Jan-97    $1.120     $1.084       $1.003       $1.008
Feb-97    $1.129     $1.058       $1.019       $1.010
Mar-97    $1.083     $1.006       $1.006       $0.999
Apr-97    $1.147     $1.009       $1.037       $1.013


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total return assumes reinvestment of all dividend and capital gain distributions. Indices are unmanaged, and unlike funds, do not reflect advisory and other fees associated with an investment in funds. Investors cannot invest in an index directly.

- Large-cap domestic stocks, as represented by the S&P 500 Index, were clearly the strongest performing asset class -- achieving a 14.71% return during the six-month reporting period.

- Although positive, domestic small-cap stocks (as represented by the Schwab Small-Cap Index) and international stocks (as represented by the Schwab International Index) both lagged the S&P 500 Index significantly, with six-month returns of 0.92% and 3.74%, respectively.

- The six-month total return for U.S. Government bonds (as represented by the Lehman Brothers General U.S. Government Index) was 1.32%.

                        S&P 500(R) PRICE/EARNINGS RATIO

                                  [LINE GRAPH]

S&P 500 P/E Ratio
Source Bloomberg


    S&P 500 PRICE EARNINGS RATIO
        Jan-90          14.37
        Feb-90          14.21
        Mar-90          14.77
        Apr-90          14.82
        May-90          15,84
        Jun-90          16.66
        Jul-90          16.65
        Aug-90          15.57
        Sep-90           14.9
        Oct-90          14.36
        Nov-90          14.59
        Dec-90          15.19
        Jan-91          14.95
        Feb-91          16.82
        Mar-91          17.48
        Apr-91          17.85
        May-91          17.92
        Jun-91          17.96
        Jul-91          18.07
        Aug-91          19.72
        Sep-91          19.88
        Oct-91          19.92
        Nov-91          21.02
        Dec-91          21.85
        Jan-92          23.35
        Feb-92          23.83
        Mar-92          25.45
        Apr-92          25.51
        May-92          25.71
        Jun-92          25.08
        Jul-92          25.61
        Aug-92           25.5
        Sep-92          24.37
        Oct-92          23.94
        Nov-92          24.08
        Dec-92          24.01
        Jan-93           24.2
        Feb-93          24.25
        Mar-93          24.22
        Apr-93           23.2
        May-93          23.21
        Jun-93          22.68
        Jul-93          22.52
        Aug-93          23.02
        Sep-93          23.74
        Oct-93          23.97
        Nov-93          22.55
        Dec-93          23.55
        Jan-94          22.98
        Feb-94          21.17
        Mar-94          20.34
        Apr-94           20.1
        May-94          20.16
        Jun-94          19.76
        Jul-94          18.64
        Aug-94           18.9
        Sep-94          18.26
        Oct-94          17.55
        Nov-94          16.58
        Dec-94          16.98
        Jan-95          16.23
        Feb-95           16.2
        Mar-95           16.5
        Apr-95          16.02
        May-95          16.43
        Jun-95          16.82
        Jul-95          16.55
        Aug-95          16.18
        Sep-95          16.86
        Oct-95          16.18
        Nov-95          17.14
        Dec-95          17.41
        Jan-96          18.11
        Feb-96          18.56
        Mar-96          18.94
        Apr-96          19.16
        May-96          19.48
        Jun-96           19.3
        Jul-96          18.31
        Aug-96          18.62
        Sep-96          19.75
        Oct-96           19.6
        Nov-96          21.05
        Dec-96           20.7
        Jan-97          20.55
        Feb-97          20.98
        Mar-97          19.87
        Apr-97          20.24

The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential.

- The price/earnings ratio for the S&P 500 Index was 20 at the close of the reporting period, well above its 30-year mean of 15, but below its 1991 and 1987 highs of 26 and 22, respectively.

- Based on other traditional measures such as the price-to-book value ratio or dividend yield, the U.S. stock market valuation reached historical highs during the reporting period.

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE PERFORMANCE OF THE SCHWAB ANALYTICS FUND(TM) (THE FUND) COMPARE TO THAT OF THE S&P 500(R) INDEX?

A. During the six-month period ended April 30, 1997, the Schwab Analytics Fund achieved a total return of 9.73% versus 14.71% for the S&P 500 Index and 4.63% for the average growth fund. As shown on the graph at right, the Fund's cumulative total return since inception on July 1, 1996, was 20.81% versus 21.53% for its benchmark, the S&P 500 Index. The cumulative growth fund average for the same period was 8.44%. Although there may be deviations, the Fund's objective is to outperform the Index over the long term.

The Fund's manager attempts to control risk by targeting industry weights and market sensitivity, or beta, similar to those of its benchmark. The Fund attempts to achieve returns in excess of its benchmark by finding the most attractive stocks within each industry. Thus, performance is driven from specific stock selection within each industry category. Although there were several elements which contributed to the Fund's underperformance during the reporting period, specific stock selection and a bias toward mid-cap securities, with smaller market capitalizations than those found in the S&P 500 Index, were two of the major contributors. During the six-month reporting period, the S&P 500 Index significantly outperformed the S&P 400 Mid-Cap Index (14.71% vs. 6.87% return), which includes the next 400 largest capitalization stocks below the S&P 500 Index.

                       COMPARISON OF CHANGE IN VALUE OF A
                     HYPOTHETICAL $10,000 INVESTMENT IN THE
               SCHWAB ANALYTICS FUND(TM) AND THE S&P 500(R) INDEX

                                  [LINE GRAPH]



                                              Schwab Analytics Fund Cumulative
                                             Total Return Through April 30, 1997
                                             -----------------------------------
                                                       Since Inception
                                                           20.81%


                             SCHWAB ANALYTICS FUND
                           HYPOTHETICAL GROWTH CHART

                DATE            ANALYTICS FUNDS         S&P 500
                ----            ---------------         -------
                6/30/96            $10,000              $10,000
                7/31/96            $ 9,690              $ 9,558
                8/31/96            $ 9,880              $ 9,760
                9/30/96            $10,620              $10,309
               10/31/96            $11,010              $10,594
               11/30/96            $11,640              $11,394
               12/31/96            $11,368              $11,169
                1/31/97            $11,959              $11,866
                2/28/97            $11,908              $11,959
                3/31/97            $11,287              $11,469
                4/30/97            $12,081              $12,153

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The performance graph compares a hypothetical $10,000 investment in the Schwab Analytics Fund, since inception, with a hypothetical investment in the S&P 500 Index. Total return assumes reinvestment of all dividends and capital gain distributions, if any. Indices are unmanaged, and unlike the Fund, do not reflect advisory and other fees associated with an investment in the Fund. Investors cannot invest in an index directly. The Investment Manager and Schwab waived a portion of their fees during the period, and have guaranteed that maximum total operating expenses will not exceed 0.75% through at least 2/28/98. Without fee waivers and guarantees, the Fund's total return would have been lower.

Q. HOW ARE THE HOLDINGS OF THE SCHWAB ANALYTICS FUND(TM) (THE FUND) DIFFERENT FROM THE STOCKS IN THE S&P 500(R) INDEX?

A. The Fund's manager monitors approximately 1,300 companies with current market capitalizations of $500 million or more. This universe of large and medium-sized companies is then narrowed down to 50 to 100 identified by the model as having the best return potential based on valuation factors, projections of analysts whose earnings forecasts have correlated well with actual earnings announcements, and insider selling activity.

Throughout the reporting period, the Fund held approximately 15-20% of its holdings in companies outside the S&P 500 Index. As previously mentioned, these non-index stocks, as a group, had mid-cap or smaller size bias relative to the S&P 500 Index. With the exception of this differential, there were no significant differences between the characteristics of the index stocks and the stocks owned by the fund. By design, the fund is designed not to have significant industry deviations from the S&P 500 Index.

Q. HOW HAVE RECENT MOVEMENTS IN THE STOCK MARKET AFFECTED THE SCHWAB ANALYTICS FUND?

A. As can be seen on the previous chart, the Fund's price movements and volatility characteristics were very similar to those of the S&P 500 Index during the reporting period. Both the Fund and the S&P 500 Index, and large capitalization equities in general, experienced significant corrections during December and March, quickly followed by strong market recoveries that more than offset the poor performance of the prior months. Since the Fund is managed to be both industry and beta neutral versus the S&P 500 Index, we anticipate that the Fund's performance should continue to exhibit volatility characteristics similar to that of the S&P 500 Index and large capitalization equities in general.

Q. OF THOSE STOCKS HELD BY THE FUND AT THE CLOSE OF THE PERIOD, WHICH EXPERIENCED THE GREATEST APPRECIATION SINCE BEING ACQUIRED BY THE FUND?

A. The five stocks with the greatest appreciation and the percentage they represented of the portfolio as of the close of the reporting period were: 3

                                   % OF           INITIAL
                                INVESTMENTS   ACQUISITION DATE   % APPRECIATION
--------------------------------------------------------------------------------
UAL Corp.                           0.52           8/14/96           59.1
--------------------------------------------------------------------------------
Student Loan Marketing Assoc.       2.20           6/28/96           57.4
--------------------------------------------------------------------------------
NationsBank Corp.                   0.92            7/8/96           49.7
--------------------------------------------------------------------------------
Campbell Soup Co.                   2.41           6/28/96           47.2
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.            4.17           6/28/96           46.7
--------------------------------------------------------------------------------


3 This information is not indicative of the Fund's holdings after April 30, 1997. Past performance is no guarantee of future results.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
April 30, 1997 (Unaudited)

                                                           Number         Value
                                                          of Shares       (000s)
                                                          ---------      --------
COMMON STOCK--98.9%
AEROSPACE/DEFENSE--1.9%
Boeing Co.                                                   10,589        $1,044
General Dynamics Corp.                                       17,200         1,226
                                                                            -----
                                                                            2,270
                                                                            -----
AIR TRANSPORTATION--0.5%
UAL Corp.+                                                    8,200           610
                                                                            -----
ALCOHOLIC BEVERAGES--0.7%
Seagram Co. Ltd.                                             20,300           776
                                                                            -----
APPAREL--0.7%
Liz Claiborne, Inc.                                          14,700           665
Nine West Group, Inc.+                                        3,200           127
                                                                            -----
                                                                              792
                                                                            -----
BANKS--7.4%
City National Corp.                                          29,700           679
J.P. Morgan & Co., Inc.                                      14,400         1,467
NationsBank Corp.                                            18,000         1,087
Regions Financial Corp.                                       7,200           409
Republic New York Corp.                                      19,800         1,815
Southtrust Corp.                                             16,600           620
Star Bank Corp.                                              23,600         1,003
SunTrust Banks, Inc.                                         33,700         1,710
                                                                            -----
                                                                            8,790
                                                                            -----
BUSINESS MACHINES & SOFTWARE--7.6%
Compaq Computer Corp.+                                       32,400         2,765
Compuware Corp.+                                             21,400           808
Data General Corp.+                                           2,400            45
Dell Computer Corp.+                                         11,000           921
Microsoft Corp.+                                             22,000         2,673
Quantum Corp.+                                               25,000         1,042
Seagate Technology, Inc.+                                    12,000           551
Stratus Computer, Inc.+                                       4,000           156
                                                                            -----
                                                                            8,961
                                                                            -----
BUSINESS SERVICES--2.2%
Browning-Ferris Industries, Inc.                              8,000           227
Cadence Design Systems, Inc.+                                20,000           640
Dun & Bradstreet Corp.                                       13,200           325
Equifax, Inc.                                                35,900         1,033
Interpublic Group of Companies, Inc.                          6,700           379
                                                                            -----
                                                                            2,604
                                                                            -----

------------------------------------------------------------------------------

                                                           Number         Value
                                                          of Shares       (000s)
                                                          ---------      --------
CHEMICAL--1.2%
E.I. du Pont de Nemours & Co.                                13,600       $ 1,443
                                                                           ------
CONSTRUCTION--0.4%
Sherwin-Williams Co.                                         17,200           520
                                                                           ------
CONTAINERS--0.4%
Bemis Co., Inc.                                              11,900           454
                                                                           ------
ELECTRONICS--5.9%
Harris Corp.                                                 20,400         1,744
Intel Corp.                                                  31,200         4,778
Rockwell International Corp. (New)                            6,900           459
                                                                           ------
                                                                            6,981
                                                                           ------
ENERGY-DEVELOPMENT--3.0%
Burlington Resources, Inc.                                   13,100           555
Cooper Cameron Corp.+                                        16,000         1,140
Occidental Petroleum Corp.                                   79,600         1,761
Union Texas Petroleum Holdings, Inc.                          6,200           117
                                                                           ------
                                                                            3,573
                                                                           ------
FOOD-AGRICULTURE--6.2%
Campbell Soup Co.                                            55,500         2,837
Coca-Cola Co.                                                53,500         3,405
Quaker Oats Co.                                              20,000           800
Universal Corp.                                              12,400           347
                                                                           ------
                                                                            7,389
                                                                           ------
GOLD--0.3%
Newmont Mining Corp.                                         11,100           384
                                                                           ------
HEALTHCARE--10.6%
Becton, Dickinson & Co.                                      30,000         1,380
Bristol-Myers Squibb Co.                                     74,800         4,898
Eli Lilly & Co.                                              13,700         1,204
Johnson & Johnson                                            37,200         2,279
Merck & Co., Inc.                                            30,600         2,769
                                                                           ------
                                                                           12,530
                                                                           ------
HOUSEHOLD PRODUCTS--2.2%
Gillette Co.                                                 31,000         2,635
                                                                           ------
IMAGING & PHOTO--0.4%
Eastman Kodak Co.                                             5,000           418
                                                                           ------

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
April 30, 1997 (Unaudited)

                                                           Number         Value
                                                          of Shares       (000s)
                                                          ---------      --------
INSURANCE--4.7%
CIGNA Corp.                                                  15,400      $  2,316
SunAmerica, Inc.                                             38,700         1,780
Torchmark Corp.                                              23,600         1,466
                                                                          -------
                                                                            5,562
                                                                          -------
MEDIA--1.9%
McGraw Hill Companies, Inc.                                  13,000           661
Media General, Inc. Class A                                   5,700           168
New York Times Co. Class A                                    7,000           303
Washington Post Co.                                           3,200         1,150
                                                                          -------
                                                                            2,282
                                                                          -------
MISCELLANEOUS FINANCE--4.8%
Charter One Financial, Inc.                                   8,800           392
Federal Home Loan Mortgage Corp.                             39,000         1,243
Federal National Mortgage Assoc.                             14,200           584
Student Loan Marketing Assoc.                                21,900         2,589
T. Rowe Price Associates, Inc.+                               6,000           278
Travelers Group, Inc.                                        10,500           581
                                                                          -------
                                                                            5,667
                                                                          -------
MOTOR VEHICLE--1.3%
Arvin Industries, Inc.                                       38,900         1,011
TRW, Inc.                                                    11,100           579
                                                                          -------
                                                                            1,590
                                                                          -------
NON-FERROUS--0.2%
Alcan Aluminum Ltd.                                           7,300           247
                                                                          -------
OIL-DOMESTIC--1.5%
Unocal Corp.                                                 46,900         1,788
                                                                          -------
OIL-INTERNATIONAL--3.2%
Chevron Corp.                                                 7,100           486
Royal Dutch Petroleum Company                                 4,000           721
Texaco, Inc.                                                 24,200         2,553
                                                                          -------
                                                                            3,760
                                                                          -------
PAPER--0.9%
Mead Corp.                                                   15,300           859
Weyerhaeuser Co.                                              4,700           215
                                                                          -------
                                                                            1,074
                                                                          -------
PRODUCER GOODS & MANUFACTURING--7.6%
Avery Dennison Corp.                                         21,400           786
Emerson Electric Co.                                         46,000         2,335
General Electric Co.                                         45,700         5,067
Herman Miller, Inc.                                           6,000           194

------------------------------------------------------------------------------

                                                           Number         Value
                                                          of Shares       (000s)
                                                          ---------      --------
Johnson Controls, Inc.                                        6,400       $   246
Precision Castparts Corp.+                                    6,100           326
                                                                          -------
                                                                            8,954
                                                                          -------
RAILROAD--0.7%
Norfolk Southern Corp.                                        8,700           782
                                                                          -------
RETAIL--6.1%
American Stores Co.                                          26,000         1,183
Fred Meyer, Inc.+                                            50,300         2,068
Gap, Inc.                                                    55,200         1,760
Kroger Co.+                                                  23,700           652
Ross Stores, Inc.                                            30,000           844
Safeway, Inc.                                                15,600           696
                                                                          -------
                                                                            7,203
                                                                          -------
STEEL--0.3%
USX--U.S. Steel Group                                        10,500           307
                                                                          -------
TELEPHONE--6.0%
Bell Atlantic Corp.                                          40,500         2,744
Bellsouth Corp.                                              92,500         4,117
WorldCom, Inc.                                               10,600           254
                                                                          -------
                                                                            7,115
                                                                          -------
TOBACCO--1.6%
American Brands, Inc.                                         8,500           457
Philip Morris Cos., Inc.                                     37,200         1,465
                                                                          -------
                                                                            1,922
                                                                          -------
TRAVEL & RECREATION--3.7%
Promus Hotel Corp.+                                          51,300         1,808
Walt Disney Co.                                              31,400         2,575
                                                                          -------
                                                                            4,383
                                                                          -------
UTILITIES--2.8%
Columbia Gas System, Inc.                                    11,500           712
Edison International                                         75,000         1,574
Ipalco Enterprises, Inc.                                     23,700           723
National Fuel Gas Co.                                         6,100           254
                                                                          -------
                                                                            3,263
                                                                          -------
TOTAL COMMON STOCK
    (Cost $101,428)                                                       117,029
                                                                          -------

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
April 30, 1997 (Unaudited)

                                                           Number         Value
                                                          of Shares       (000s)
                                                          ---------      --------
CASH EQUIVALENTS--0.5%
Temporary Investment Fund, Inc.--TempCash
  Portfolio*
  5.24%, 05/07/97                                               567       $   567
                                                                          -------
TOTAL CASH EQUIVALENTS
  (Cost $567)                                                                 567
                                                                          -------
TOTAL INVESTMENTS--99.4%
  (Cost $101,995)                                                         117,596
                                                                          -------
OTHER ASSETS AND LIABILITIES--0.6%
  Other Assets                                                              1,002
  Liabilities                                                                (329)
                                                                          -------
                                                                              673
                                                                          -------
NET ASSETS--100.0% (see Note 7)
Applicable to 9,961,329 outstanding $0.00001 par value shares
  (unlimited shares authorized)                                          $118,269
                                                                          =======
NET ASSET VALUE PER SHARE                                                  $11.87
                                                                            =====

---------------
+ Non-Income Producing Security.
* Interest rate represents the yield on report date.

See accompanying Notes to Financial Statements.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
For the six months ended April 30, 1997 (Unaudited)

Investment income:
  Dividends                                                     $1,048
                                                                ------
    Total investment income                                      1,048
                                                                ------
Expenses:
  Investment advisory and administration fee                       395
  Transfer agency and shareholder service fees                     136
  Custodian fees                                                    32
  Registration fees                                                 25
  Professional fees                                                 11
  Shareholder reports                                               23
  Trustees' fees                                                     3
  Amortization of deferred organization costs                        2
  Insurance and other expenses                                       3
                                                                ------
                                                                   630
Less expenses reduced (see Note 4)                                (227)
                                                                ------
  Total expenses incurred by Fund                                  403
                                                                ------
Net investment income                                              645
                                                                ------

Net realized gain on investments sold                              844
Net unrealized gain on investments                               8,190
                                                                ------
  Net gain on investments                                        9,034
                                                                ------

Increase in net assets resulting from operations                $9,679
                                                                ======

See accompanying Notes to Financial Statements.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (in thousands)

                                                        Six months
                                                          ended              Period
                                                      April 30, 1997          ended
                                                       (Unaudited)      October 31, 1996+
                                                      --------------    -----------------
Operations:
  Net investment income                                  $    645           $     418
  Net realized gain on investments sold                       844               1,141
  Net unrealized gain on investments                        8,190               7,411
                                                         --------            --------
  Increase in net assets resulting from operations          9,679               8,970
                                                         --------            --------
Dividends to shareholders from net investment income         (682)                 --
Distributions to shareholders from net capital gains       (1,141)                 --
                                                         --------            --------
Total dividends to shareholders                            (1,823)                 --
                                                         --------            --------
Capital share transactions:
  Proceeds from shares sold                                33,527              99,367
  Net asset value of shares issued in reinvestment
    of dividends                                            1,706                  --
  Less payments for shares redeemed                       (22,609)            (10,548)
                                                         --------            --------
  Increase in net assets from capital share
    transactions                                           12,624              88,819
                                                         --------            --------
Total increase in net assets                               20,480              97,789
Net assets:
  Beginning of period                                      97,789                  --
                                                         --------            --------
  End of period (including undistributed net
    investment income of $381 and $418,
    respectively)                                        $118,269           $  97,789
                                                         ========            ========
Number of Fund shares:
  Sold                                                      2,905               9,915
  Reinvested                                                  150                  --
  Redeemed                                                 (1,975)             (1,034)
                                                         --------            --------
  Net increase in shares outstanding                        1,080               8,881
Shares outstanding:
  Beginning of period                                       8,881                  --
                                                         --------            --------
  End of period                                             9,961               8,881
                                                         ========            ========

---------------
+ For the period from May 1, 1996 (commencement of operations) to October 31,
  1996

See accompanying Notes to Financial Statements.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Six months ended April 30, 1997 (Unaudited)
1. DESCRIPTION OF THE FUND

The Schwab Analytics Fund(TM) (the "Fund") is a series of Schwab Capital Trust (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers the Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), Schwab Asset Director(R) -- High Growth Fund, Schwab Asset Director -- Balanced Growth Fund, Schwab Asset
Director -- Conservative Growth Fund, Schwab S&P 500 Fund, Schwab OneSource Portfolios -- International, Schwab OneSource Portfolios -- Growth Allocation and Schwab OneSource Portfolios -- Balanced Allocation. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Investments in securities traded on an exchange and unlisted securities are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Fund's investment manager pursuant to guidelines adopted in good faith by the Board of Trustees. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

Security transactions and investment income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is accrued on a daily basis.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund are amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At April 30, 1997 (for financial reporting and federal income tax purposes), net unrealized gain aggregated $15,601,000 of which $16,507,000 related to appreciated securities and $906,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion. The Investment Manager has reduced a portion of its fee for the six months ended April 30, 1997 (see Note 4).

Sub-advisory agreement -- The Investment Manager has a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony") to serve as sub-adviser to the Fund. Symphony does not receive compensation directly from the Fund. However, the Investment Manager pays Symphony an annual fee, payable monthly based on 0.20% of the Fund's average daily net assets on the first $300 million, 0.15% of the next $500 million and 0.10% of such net assets over $800 million.

------------------------------------------------------------------------------

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of the average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fee for the six months ended April 30, 1997 (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the six months ended April 30, 1997, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $3,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. For the six months ended April 30, 1997, the total of such fees reduced by the Investment Manager and Schwab were $208,000 and $19,000, respectively (see Note 8).

5. BORROWING AGREEMENT

The Trust has an arrangement with PNC Bank, N.A., the Fund's custodian, whereby the Fund may borrow up to $10,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. As of April 30, 1997, there were no amounts outstanding under the line of credit arrangement.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated (in thousands) $72,435 and $60,848, respectively, during the six months ended April 30, 1997.

SCHWAB ANALYTICS FUND(TM)
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

7. COMPOSITION OF NET ASSETS

At April 30, 1997, net assets consisted of (in thousands):

Paid-in-capital                                        $101,443
Undistributed net investment income                         381
Accumulated net realized gain on investments sold           844
Net unrealized gain on investments                       15,601
                                                       --------
  Total                                                $118,269
                                                       ========

At April 30, 1997, the Fund's Statement of Net Assets included: $161,000 payable for Fund shares redeemed, $12,000 payable for investment advisory and administration fees, $8,000 payable for transfer agency and shareholder service fees, $506,000 receivable for securities sold and $280,000 receivable for Fund shares sold.

------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

                                                         Six months
                                                            ended        Period
                                                          April 30,       ended
                                                            1997       October 31,
                                                         (Unaudited)     1996++
                                                         -----------   -----------
Net asset value at beginning of period                    $   11.01      $ 10.00
Income from investment operations
----------------------------
  Net investment income                                        0.07         0.05
  Net realized and unrealized gain on investments              1.00         0.96
                                                           --------      -------
  Total from investment operations                             1.07         1.01
Less distributions
--------------
  Dividends from net investment income                        (0.08)          --
  Distributions from realized gain on investments             (0.13)          --
                                                           --------      -------
  Total distributions                                         (0.21)          --
                                                           --------      -------
Net asset value at end of period                          $   11.87      $ 11.01
                                                           ========      =======
Total return (not annualized)                                  9.73%       10.10%
---------
Ratios/Supplemental data
--------------------
  Net assets, end of period (000s)                        $ 118,269      $97,789
  Ratio of expenses to average net assets+                     0.74%*       0.75%*
  Ratio of net investment income to average net assets+        1.19%*       1.41%*
  Portfolio turnover rate                                        56%          33%
  Average commission rate                                 $    0.02      $  0.03

---------------

+ The information contained in the above table is based on actual expenses for the period, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:

  Ratio of expenses to average net assets                     1.16%*       1.51%*
  Ratio of net investment income to average net assets        0.77%*       0.65%*

*  Annualized
++ For the period from May 1, 1996 (commencement of operations) to October 31, 1996.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                KEEP YOUR
                                                MONEY WORKING
                                                HARDER!
                                                ----------------------------
                                                USE THIS ENVELOPE TO EASILY
                                                ADD TO YOUR SCHWAB FUNDS.
CHARLES SCHWAB

WE'VE MADE IT EASIER FOR YOU! TAKE ADVANTAGE OF THIS OPPORTUNITY TO ADD TO YOUR SCHWABFUNDS(R) INVESTMENT.

Now, you can add to your account by using this convenient Schwab investment envelope. It's a simple, easy way to increase your investment. You can also have money transferred to your fund directly from your bank account or payroll check using Schwab's free Automatic Investment Plan (AIP). If you'd like more information on AIP, just check the appropriate box on the coupon. We'll send you everything you need to get started.

DON'T DELAY. USE THIS CONVENIENT INVESTMENT ENVELOPE AND SEND YOUR CHECK TODAY!

THE AUTOMATIC INVESTMENT PLAN DOES NOT INSURE PROFIT OR PROTECT AGAINST LOSS IN DECLINING MARKETS.

--------------------------------------------------------------------------------
                               PLEASE DETACH HERE

SCHWABFUNDS(R)
INVESTMENT COUPON
--------------------------------------------------------------------------------
Please enclose your check and this completed investment coupon in the attached postage-paid envelope.

________________________________________________________________________________
NAME

$_______________________________________________________________________________
AMOUNT OF INVESTMENT

________________________________________________________________________________
SIGNATURE

[ ] Check here if you would like more investment coupons for future use.

[ ] Check here if you would like more information on Schwab's Automatic
    Investment Plan (AIP).


                             __________-__________
                             SCHWAB ACCOUNT NUMBER

Please indicate to which SchwabFund your investment should go:

[ ] Schwab S&P 500 Fund
[ ] Schwab Small-Cap Index Fund(R)
[ ] Schwab International Index Fund(R)
[ ] Schwab Analytics Fund(TM)
[ ] Schwab OneSource Portfolios - International
[ ] Schwab OneSource Portfolios - Growth Allocation
[ ] Schwab OneSource Portfolios - Balanced Allocation
[ ] Schwab Asset Director(R) - High Growth Fund
[ ] Schwab Asset Director(R) - Balanced Growth Fund
[ ] Schwab Asset Director(R) - Conservative Growth Fund

IF NO FUND IS INDICATED, YOUR INVESTMENT WILL GO INTO THE SWEEP ACCOUNT YOU'VE DESIGNATED.

*This envelope may not be used for initial investments. Subsequent investment minimum is $100.

(C) 1997 Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE Printed on recycled paper. TF4794C(5/97) CRS 20061

(LIFT HERE FOR MORE INFORMATION)

CHARLES SCHWAB

JUST FOLLOW THESE EASY STEPS TO INVEST IN YOUR SCHWABFUNDS(R) ACCOUNT:

1. Fill out the Schwab investment coupon completely, including your name, account number, amount of your check and signature. Please use one coupon for each account.

2. Make your check payable to CHARLES SCHWAB & CO., INC., and enclose your check with the completed coupon in this postage-paid envelope.

3. Then just drop your SchwabFunds investment envelope in the mail today - and start putting your money to work. If you have any questions, don't hesitate to call 1-800-2 NO-LOAD.


This envelope is intended for shareholders who have already received a current SchwabFunds prospectus.

ATTN: Dept. AIP333-4                                       NO POSTAGE
                                                          NECESSARY IF
                                                         MAILED IN THE
               BUSINESS REPLY MAIL                       UNITED STATES
FIRST-CLASS MAIL   PERMIT NO. 18125    SAN FRANCISCO, CA
       POSTAGE WILL BE PAID BY ADDRESSEE

        CHARLES SCHWAB & CO INC
        PO BOX 7778
        SAN FRANCISCO  CA 94120-9419

                              SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money funds.

                          SCHWAB ASSET ALLOCATION FUNDS

                   Schwab Asset Director(R)--High Growth Fund
                   Schwab Asset Director--Balanced Growth Fund
                 Schwab Asset Director--Conservative Growth Fund Schwab OneSource Portfolios--Growth Allocation
                Schwab OneSource Portfolios--Balanced Allocation

                               SCHWAB STOCK FUNDS

                               Schwab 1000 Fund(R)
                               Schwab S&P 500 Fund
                            Schwab Analytics Fund(TM)
                         Schwab Small-Cap Index Fund(R)
                       Schwab International Index Fund(R)
                   Schwab OneSource Portfolios--International

                                SCHWAB BOND FUNDS

         Schwab Government Bond Funds--Long-Term and Short/Intermediate
          Schwab Tax-Free Bond Funds--Long-Term and Short/Intermediate Schwab California Tax-Free Bond Funds--Long-Term and Short/Intermediate

                            SCHWAB MONEY MARKET FUNDS

Schwab offers an array of money market funds* that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

Please call 1-800-2 NO-LOAD for a free prospectus and brochure for any of the SchwabFunds(R).

Each prospectus provides more complete information, including charges and expenses. Please read it carefully before investing.

This report must be preceded or accompanied by a current prospectus.


* Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

                                                                ================
SCHWABFUNDS                                                         BULK RATE
FAMILY(R)                                                         U.S. POSTAGE
                                                                      PAID
101 Montgomery Street                                            CHARLES SCHWAB
San Francisco, California 94104                                 ================





INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1997 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

TF4732R(5/97) CRS 20064 Printed on recycled paper.